                           Elections and Variables
                       to the ISDA Credit Support Annex
                        dated as of February 28, 2006
                                   between

   Credit Suisse International,       and    U.S. Bank National Association,
 an unlimited company incorporated            not in its individual capacity
under the laws of England and Wales         but solely as Trustee on behalf of
            ("Party A")                       Adjustable Rate Mortgage Trust
                                               2006-1 under the Pooling and
                                                   Servicing Agreement
                                                       ("Party B")

Paragraph 13.

(a)   Security Interest for "Obligations".

      The term  "Obligations"  as used in this Annex  includes  the  following additional obligations:

      With respect to Party A:      None.

      With respect to Party B:      None.

(b)   Credit Support Obligations.

      (i)   Delivery Amount, Return Amount and Credit Support Amount.

            (A)  "Delivery  Amount" has the  meaning  specified  in  Paragraph
            3(a).

            (B)  "Return Amount" has the meaning specified in Paragraph 3(b).

            (C)  "Credit  Support   Amount"  has  the  meaning   specified  in
            Paragraph 3.

      (ii)  Eligible  Collateral.  On  any  date,  the  following  items  will qualify as "Eligible Collateral" for each party:

                                                                  Valuation
                                                                  Percentage
            (A)    Cash                                              100%
            (B)    negotiable  debt  obligations  issued after       100%
                   18   July   1984  by  the   U.S.   Treasury
                   Department  having a residual  on such date
                   of less than 1 year
            (C)    negotiable  debt  obligations  issued after       97%
                   18   July   1984  by  the   U.S.   Treasury
                   Department  having a residual  maturity  on
                   such date equal to or  greater  than 1 year
                   but less than 5 years

            (D)    negotiable  debt  obligations  issued after       95%
                   18   July   1984  by  the   U.S.   Treasury
                   Department  having a residual  maturity  on
                   such date equal to or greater  than 5 years
                   but less than 10 years
            (E)    (1)  Agency  Securities  having  a  remaining      97%
                   stated  maturity  of up to ten years from the
                   Valuation  Date.  "Agency  Securities"  means
                   unsecured,   unsubordinated  negotiable  debt
                   obligations  issued by the  Federal  National
                   Mortgage    Association,    the    Government
                   National  Mortgage  Association,  the Federal
                   Home  Loan  Mortgage   Corporation,   or  the
                   Federal  Home  Loan  Banks,   but   excluding
                   Interest-only and principal-only securities.

                   (2)  Agency  Securities  having  a  remaining
                   stated  maturity  of greater  than ten years,      96%
                   but  not  more  than  30   years,   from  the
                   Valuation Date.

            (F)    In  respect of a party,  such other  assets   Such
                   as the  other  party  may from time to time   percentage
                   specify  in  writing   as   qualifying   as   as     shall,
                   Eligible  Collateral  for  the  purpose  of   from  time to
                   this Annex  (provided  that any such assets   time,      be
                   shall   cease  to   qualify   as   Eligible   specified  by
                   Collateral     if    such    other    party   the     other
                   subsequently   specifies  in  writing  that   party      as
                   they shall no longer  qualify  as  Eligible   applying   to
                   Collateral).  For the  avoidance  of  doubt   such
                   there are no other assets which,  as of the   Eligible
                   date of this  Annex,  qualify  as  Eligible   Collateral.
                   Collateral for either party.

            (iii) Other  Eligible  Support.  With  respect  to a  party,  such
            Other  Eligible  Support as the other  party may from time to time specify in writing as qualifying as "Other  Eligible  Support" and for the  avoidance  of doubt there are no items  which  qualify as
            Other  Eligible  Support  for either  party as of the date of this
            Annex.

            (iv)  Thresholds.

(A)   "Independent Amount" means with respect to Party A and Party B: Zero.

(B)   "Threshold"  means with respect to Party A:       Infinity;    provided,
                        if Party A's  long-term  credit  rating  falls below A
                        (or its  equivalent)  from  all  three  of the  Rating
                        Agencies  (as  defined  in  the  Schedule),  then  the
                        Threshold with respect to Party A shall be zero.

                        "Threshold" means with respect to Party B:
                        Infinity

(C)   "Minimum Transfer Amount" means with respect to Party A:$250,000.

                        "Minimum  Transfer Amount" means with respect to Party
                        B:$250,000.

(D)   Rounding.  The Delivery  Amount and the Return Amount will be rounded up and down  respectively to the nearest  integral  multiple of
                  $10,000.

(c)         Valuation and Timing.

            (i)   "Valuation  Agent"  means,  for purposes of Paragraphs 3 and
            5,  the  party  making  the  demand  under  Paragraph  3;  for the purposes of Paragraph  4(d)(ii),  the Secured Party  receiving the
            Substitute  Credit  Support;  and, for purposes of Paragraph 6(d),
            the   Secured   Party   receiving   or  deemed  to   receive   the
            Distributions or the Interest Amount, as applicable  provided that where there has  occurred and is  continuing  an Event of Default,
            Potential  Event of Default or  Specified  Condition in respect of such party it shall not be a  Valuation  Agent and the other party shall be the Valuation Agent.

            (ii)  "Valuation  Date" means the first day of each  calendar week that is a Local  Business  Day which,  if  treated as a  Valuation
            Date, would result in a Delivery Amount or Return Amount;  or such other Local  Business Day that either party may elect to designate a Valuation Date by notice to the Valuation Agent.

            (iii) "Valuation  Time" means the close of business in the city of
            the  Valuation   Agent  on  the  Local  Business  Day  before  the
            Valuation Date or date of  calculation,  as  applicable,  provided that the  calculations  of Value and  Exposure  will be made as of approximately the same time on the same date.

            (iv)  "Notification  Time"  means 4:00  p.m.,  London  time,  on a
            Local Business Day.

(d)         Conditions Precedent and Secured Party's Rights and Remedies.

            (i)   Subject to  Paragraphs  13(d)(ii)  and  13(d)(iii),  for the
            purposes  of  this  Annex  the  following  events  will  each be a
            "Specified  Condition" for the party  specified  (that party being the  Affected  Party if the  event  occurs  with  respect  to that party):

                                                              Party  Party
                                                                 A      B

                  - Illegality                                   X      X

                  - Credit Event Upon Merger                     X      X

                  - Additional Termination Event(s):
                    An  event  which,   with  the  giving  of    X      X
                    notice or the  passage of time,  or both,
                    would  constitute  one  or  more  of  the
                    foregoing events

            (ii)  For the  purposes of  sub-Paragraphs  4(a)(ii),  8(a)(2) and
            8(b),  the words  "Specified  Condition"  shall be deleted and the words  "Termination  Event"  shall  be  substituted  therefor  and provided  further  that for the  purposes  of  Paragraph  8(b) the words "or been designated" shall be deleted in their entirety;

            (iii) For  the  purposes  of   sub-Paragraph   8(a)(1)  the  words
            "Specified Condition" shall be deleted in their entirety.

(e)   Substitution.

      (i)   "Substitution   Date"  has  the  meaning  specified  in  Paragraph
      4(d)(ii).

(ii)  Consent.  The Pledgor must obtain the Secured  Party's  prior consent to any substitution  pursuant to Paragraph 4(d) and shall give to the
            Secured  Party not less than two (2) Local  Business  Days  notice thereof  specifying  the items of Posted Credit  Support  intended for substitution.

      (iii) Return  Procedure.  In  Paragraph  4(d)(ii)  the words  "not later than the  Local  Business  Day  following"  shall be  deleted  and replaced with the words "as soon as practical after".

(f)   Dispute Resolution.

      (i)   "Resolution Time" means 4:00 p.m. London time on the Local
      Business Day following the date on which the notice of the dispute is given under Paragraph 5.

      (ii)  Value.  For the purpose of  Paragraphs  5(i)(C) and 5(ii),  on any date,  the Value of Eligible  Collateral and Posted  Collateral  will be calculated as follows:

            (A)   with respect to any Cash; the amount thereof;

            (B)   with   respect  to  any   Eligible   Collateral   comprising
            securities;  the sum of (a)(x) the last  mid-market  price on such date for such  securities  on the  principal  national  securities exchange on which such  securities  are listed,  multiplied by the applicable  Valuation  Percentage or (y) where any such securities are not listed on a national securities  exchange,  the mid-market price for such  securities  quoted as at the close of  business on such  date by any  principal  market  maker  for  such  securities chosen  by the  Valuation  Agent,  multiplied  by  the  applicable
            Valuation  Percentage  or (z) if no such bid  price is  listed  or quoted for such date, the last  mid-market  price listed or quoted
            (as the case may be),  as of the day next  preceding  such date on which such prices were  available;  multiplied  by the  applicable
            Valuation  Percentage;  plus  (b)  the  accrued  interest  on such securities  (except to the extent  that such  interest  shall have been  paid  to the  Pledgor  pursuant  to  Paragraph  6(d)(ii)  or included in the applicable  price referred to in subparagraph  (a)
            above) as of such date; and

            (C)   with respect to any Eligible  Collateral other than Cash and securities;  the fair market value of such Eligible  Collateral on such date, as determined  in any  reasonable  manner chosen by the
            Valuation   Agent,   multiplied   by  the   applicable   Valuation
            Percentage.

      (iii) Alternative.  The  provisions  of Paragraph 5 will apply  provided that the obligation of the  appropriate  party to deliver the undisputed amount to the other  party  will not arise  prior to the time that would otherwise  have  applied to the  Transfer  pursuant  to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g)   Holding and Using Posted Collateral.

      (i)   Eligibility to Hold Posted Collateral; Custodians:

            Party A:    Not applicable

            Party  B  or  its  Custodian  will  be  entitled  to  hold  Posted
            Collateral pursuant to Paragraph 6(b); provided that

                  (1)   whichever of Party B or its Custodian  that is holding
                  Posted Collateral,  shall at all times have a long term debt or  deposit  rating  of at  least A from  Standard  & Poor's
                  Ratings  Services,  a division of  McGraw-Hill  Inc.  and at least A2 from  Moody's  Investors  Service,  Inc.  (or their respective  successors)  and have net  capital  in excess of
                  US$500 million;

                  (2)   the  Custodian  for Party B shall first be approved by
                  Party A and shall be an account  holder in the U.S.  Federal
                  Reserve System; and

                  (3)   Party B is not a Defaulting Party.

(h)   Distributions and Interest Amount.

      (i)   Interest  Rate.  The "Interest  Rate" will be, the effective  rate for Federal Funds, as published on Telerate Page 118,  provided that if, for any reason,  Telerate  Page 118 should be  unavailable  the Interest
      Rate shall be such rate as the Secured Party shall reasonably determine.

      (ii)  Transfer of Interest  Amount.  The Transfer of the Interest Amount
      will be made on the second Local  Business Day following the end of each calendar  month,  to the  extent  that a  Delivery  Amount  would not be created or  increased  by that  transfer  in which  event such  Interest
      Amount will be retained by the Secured Party,  and on any Local Business
      Day on which all Posted  Collateral  in the form of Cash is  Transferred to the Pledgor pursuant to Paragraph 3(b).

      (iii) Alternative  to  Interest  Amount.  The  provisions  of  Paragraph
      6(d)(ii)  will apply and for the  purposes of  calculating  the Interest
      Amount the amount of interest  calculated  for each day of the  Interest
      Period shall be compounded daily.

(i)   Additional Representation(s).  There are no additional representations by either party.

(j)   Other Eligible Support and Other Posted Support.

      (i)   "Value"  with respect to Other  Eligible  Support and Other Posted
      Support  shall have such  meaning as the parties  shall agree in writing from time to time.

      (ii)  "Transfer"  with  respect  to Other  Eligible  Support  and  Other
      Posted  Support  shall have such  meaning as the parties  shall agree in writing from time to time.

(k)   Demands and  Notices.  All  demands,  specifications  and notices  under this Annex will be made pursuant to the  Addresses  for Notices  Section of this Agreement, save that any demand, specification or notice:

      (i)   shall be given to or made at the following addresses:

      If to Party A:

            Address:    One Cabot Square
                        London E14 4QJ
                        England.

            Telephone:  44 20 7883 5324
            Facsimile:  44 20 7883 7987
            Attention:  Collateral Management Unit

      or at such  other  address as the  relevant  party may from time to time designate  by  giving  notice  (in  accordance  with  the  terms of this paragraph) to the other party;

      (ii)  shall  (unless  otherwise  stated  in this  Annex) be deemed to be effective  at the time such  notice is  actually  received  unless  such notice is received on a day which is not a Local  Business  Day or after the  Notification  Time on any Local  Business  Day in which  event such notice  shall be deemed to be  effective  on the next  succeeding  Local
      Business Day.

(l)   Address for Transfers.

      Party  A:  To be  notified  to  Party B by  Party  A at the  time of the request for the Transfer.

      Party B:
                  Wells Fargo Bank, NA
                  San Francisco, CA
                  ABA 121-000-248
                  Account Number:  3970771416
                  Account Name: Corporate Trust Clearing
                  FFC: 50894602, ARMT 2006-1 Group 6 Interest Rate Cap Account

(m)   Other Provisions.

      (i)   Additional Definitions.  As used in this Annex:

            "Equivalent  Collateral"  means,  with  respect  to  any  security constituting  Posted  Collateral,  a security  of the same  issuer and,  as  applicable,  representing  or  having  the  same  class, series,  maturity,  interest rate, principal amount or liquidation value  and  such  other  provisions  as  are  necessary  for  that security and the security  constituting  Posted  Collateral  to be treated as equivalent in the market for such securities;

            "Local Business Day" means:  (i) any day on which commercial banks are open for business  (including dealings in foreign exchange and foreign  currency  deposits) in London,  and (ii) in relation to a
            Transfer  of  Eligible  Collateral,  a day on which the  clearance system  agreed  between the  parties for the  delivery of Eligible
            Collateral  is open for  acceptance  and  execution of  settlement instructions  (or in the  case of a  Transfer  of  Cash  or  other
            Eligible  Collateral for which delivery is  contemplated  by other means,  a day on which  commercial  banks  are  open for  business
            (including  dealings for foreign exchange and foreign deposits) in
            New York and such other places as the parties shall agree);

      (ii)  Transfer Timing

            (a)   Paragraph   4(b)  shall  be  deleted  and  replaced  in  its
            entirety by the following paragraph:

                  "Subject  to  Paragraphs  4(a)  and 5 and  unless  otherwise specified,  if a demand for the Transfer of Eligible  Credit
                  Support   or   Posted   Credit   Support   is  made  by  the
                  Notification  Time, then the relevant  Transfer will be made not later than the close of  business  on the  second  Local
                  Business  Day  thereafter;  if a demand  is made  after  the
                  Notification  Time then the relevant  Transfer  will be made not later  than the  close of  business  on the third  Local
                  Business Day thereafter."

            (b)   Paragraph  6(d)(1)  shall be amended  so that the  reference therein to "the  following  Local  Business Day" shall be replaced by reference to "the second Local Business Day thereafter".

      (iii) Events of Default

            Paragraph 7 shall be amended so that the references in Paragraph
            7(i), Paragraph 7(ii) and Paragraph 7(iii) to "two Local Business
            Days", "five Local Business Days" and "thirty days" respectively, shall instead be replaced by "one Local Business Day", "three
            Local Business Days" and "three Local Business Days" respectively.

      (iv)  Holding Collateral.

            The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated account and to hold, record and identify all the Posted Collateral in such segregated account and, subject to Paragraphs 6(c) and 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

      IN WITNESS  WHEREOF,  the parties  have  executed  this  document on the respective  dates  specified  below with effect from the date specified on the first page of this document.

      CREDIT SUISSE INTERNATIONAL            U.S. BANK NATIONAL ASSOCATION,
                                            not in its individual capacity,
                                           but solely as Trustee on behalf of
                                         Adjustable Rate Mortgage Trust 2006-1
                                            under the Pooling and Servicing
                                                       Agreement

By:__________________________           By:____________________________
   Name:                                Name:
   Title:                               Title:

By:_________________________
   Name:
   Title: